UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2014 (August 12, 2014)

Newcastle Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction

of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2014, Newcastle Investment Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), among the Company, FIG LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), and certain officers and directors of the Company named therein (collectively, the “Management Purchasers”), for the issuance and sale by the Company of an aggregate of 40,000,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), including 500,000 shares that will be purchased directly from the Company by the Management Purchasers. In connection with the offering, the Company has granted the underwriters an option for 30 days to purchase up to an additional 5,925,000 shares of common stock (subject to adjustment for the Company’s announced 3-for-1 reverse stock split). The Underwriting Agreement includes customary representations, warranties, covenants and closing conditions. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities. The transactions contemplated by the Underwriting Agreement is expected to close on August 18, 2014.

The Common Stock is being sold pursuant to an effective automatic shelf registration statement filed with the Securities and Exchange Commission (File No. 333-182103). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 12, 2014, by and among Newcastle Investment Corp., FIG LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, and certain officers and directors of the Company named therein.

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP.
(Registrant)

/s/ Justine A. Cheng
Justine A. Cheng
Chief Financial Officer

Date: August 18, 2014

INDEX TO EXHIBITS

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated August 12, 2014, by and among Newcastle Investment Corp., FIG LLC, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein, and certain officers and directors of the Company named therein.

5.1	Opinion of Foley & Lardner LLP

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1)

4